UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 20, 2011

City National Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10521	95-2568550
(Commission File Number)	(IRS Employer Identification No.)

City National Plaza
555 S. Flower Street, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 673-7700

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 20, 2011, City National Corporation (the Corporation) held its annual meeting of stockholders at which the stockholders approved amendments to the Corporation’s 2008 Omnibus  Plan and the Corporation’s Amended and Restated 2010 Variable Bonus Plan, each of which is effective immediately.  The amendments to the 2008 Omnibus Plan are described under Proposal 3 in the Corporation’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities Exchange Commission on March 9, 2011 (2011 Proxy Statement) and the Variable Bonus Plan is described under Proposal 4 in the 2011 Proxy Statement, each of which description is incorporated into this item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 20, 2011, the Corporation held its annual meeting of stockholders. The Corporation’s stockholders approved each of the seven proposals detailed in the Corporation’s 2011 Proxy Statement.

Proposal 1

The election of four Class III directors for a term expiring in 2014:

Name	For	Withheld	Broker Non-Vote

Richard L. Bloch	40,754,802	6,855,179	2,578,740
Bram Goldsmith	46,488,007	1,121,974	2,578,740
Ashok Israni	46,644,098	965,883	2,578,740
Kenneth Ziffren	46,396,193	1,213,788	2,578,740

Proposal 2

Ratification of the selection of KPMG as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Vote

49,926,069	230,370	32,282	—

Proposal 3

Amendment of the 2008 Omnibus Plan:

For	Against	Abstain	Broker Non-Vote

29,601,616	17,934,624	73,741	2,578,740

Proposal 4

Amendment of the Variable Bonus Plan:

For	Against	Abstain	Broker Non-Vote

46,520,195	1,012,930	76,856	2,578,740

Proposal 5

Advisory vote on Executive Compensation:

For	Against	Abstain	Broker Non-Vote

46,161,668	1,387,732	60,581	2,578,740

Proposal 6

Advisory vote on the frequency of future advisory votes on Executive Compensation:

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Vote

38,514,189	171,858	8,591,719	331,871	2,578,740

In accordance with the voting results for this item, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every year until the next frequency vote.  A frequency vote is required to be held at least once every six years.

Proposal 7

Stockholder proposal regarding declassification of the Board of Directors:

For	Against	Abstain	Broker Non-Vote

28,468,050	18,979,883	162,048	2,578,740

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

April 25, 2011	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, General Counsel
and Corporate Secretary